EXHIBIT 21.01

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Delaware Equipment Holdings, LLC	Delaware	Delaware Equipment Holdings, LLC
Entercom Abe Holdings, LLC	Delaware	Entercom Abe, LLC
Entercom Atlanta, LLC	Delaware	Entercom Atlanta, LLC
Entercom Atlanta License, LLC	Delaware	Entercom Atlanta License, LLC
Entercom Austin, LLC	Delaware	Entercom Austin, LLC
Entercom Boston, LLC	Delaware	Entercom Boston, LLC
Entercom Buffalo, LLC	Delaware	Entercom Buffalo, LLC
Entercom Buffalo License, LLC	Delaware	Entercom Buffalo License, LLC
Entercom California, LLC	Delaware	Entercom Sacramento, Entercom San Francisco
Entercom Denver, LLC	Delaware	Entercom Denver, LLC
Entercom Denver II, LLC	Delaware	Entercom Denver II, LLC
Entercom Denver II License, LLC	Delaware	Entercom Denver II License, LLC
Entercom Gainesville, LLC	Delaware	Entercom Gainesville, LLC
Entercom North Carolina, LLC	Delaware	Entercom North Carolina, LLC, Entercom Greensboro
Entercom Greenville, LLC	Delaware	Entercom Greenville, LLC
Entercom Incorporated	Delaware	Entercom Incorporated
Entercom Indianapolis, LLC	Delaware	Entercom Indianapolis, LLC
Entercom Kansas City, LLC	Delaware	Entercom Kansas City, LLC
Entercom License, LLC	Delaware	Entercom License, LLC
Entercom Madison, LLC	Delaware	Entercom Madison, LLC
Entercom Memphis, LLC	Delaware	Entercom Memphis, LLC
Entercom Manhattan, LLC	Delaware	Entercom Manhattan, LLC
Entercom Miami, LLC	Delaware	Entercom Miami, LLC
Entercom Miami License, LLC	Delaware	Entercom Miami License, LLC
Entercom Milwaukee, LLC	Delaware	Entercom Milwaukee, LLC
Entercom New Orleans, LLC	Delaware	Entercom New Orleans, LLC
Entercom New Orleans License, LLC	Delaware	Entercom New Orleans License, LLC
Entercom New York, Inc.	New York	Entercom Buffalo, LLC
Entercom Buffalo License, LLC
Entercom Rochester, LLC
Entercom Rochester License, LLC
Entercom Norfolk, LLC	Delaware	Entercom Norfolk, LLC
Entercom Portland, LLC	Delaware	Entercom Portland, LLC
Entercom Properties, LLC	Delaware	Entercom Properties, LLC

EXHIBIT 21.01

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Entercom Providence, LLC	Delaware	Entercom Providence, LLC
Entercom Radio, LLC	Delaware	Entercom Radio, LLC
Entercom Rochester, LLC	Delaware	Entercom Rochester, LLC
Entercom Rochester License, LLC	Delaware	Entercom Rochester License, LLC
Entercom San Diego, LLC	Delaware	Entercom San Diego, LLC
Entercom San Diego License, LLC	Delaware	Entercom San Diego License, LLC
Entercom Seattle, LLC	Delaware	Entercom Seattle, LLC
Entercom Springfield, LLC	Delaware	Entercom Springfield, LLC
Entercom Wichita, LLC	Delaware	Entercom Wichita, LLC
Entercom Wilkes-Barre Scranton , LLC	Delaware	Entercom Wilkes-Barre Scranton, LLC
Smartreach Digital, LLC	Delaware	Smartreach Digital, LLC